SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUNDS

Deutsche LifeCompass Retirement Fund Deutsche LifeCompass 2015 Fund Deutsche LifeCompass 2020 Fund	Deutsche LifeCompass 2030 Fund Deutsche LifeCompass 2040 Fund

The following disclosure is added to the “MAIN RISKS” sections contained within the summary section and the “FUND DETAILS” section of each fund’s prospectus:

CROCI® risk. The fund will be managed on the premise that sectors with lower median CROCI® Economic P/E Ratios may outperform sectors with higher CROCI® Economic P/E Ratios over time, and that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of the CROCI® Economic P/E Ratio is determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As CROCI® Economic P/E Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have a lower CROCI® Economic P/E Ratio.

Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity – economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Micro‐cap company risk. Micro‐cap stocks involve substantially greater risks of loss and price fluctuations because micro‐cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro‐cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro‐cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro‐cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro‐cap company.

Please Retain This Supplement for Future Reference

October 9, 2014 PROSTKR-402